Exhibit 99.1 (b) 7

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-8 Nos. 33-55057, 333-05449, 333-05427, and 333-50474 of our report dated July 2, 2002, with respect to the TechRx Incorporated consolidated financial statements included in this Form 8-K of NDCHealth Corporation.

/s/    Ernst & Young LLP

Pittsburgh, Pennsylvania
August 8, 2002